As filed with the Securities and Exchange Commission on June 24, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 24, 2003

Commission File Number	Exact name of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	I.R.S. Employer Identification Number

1-15929	Progress Energy, Inc.	56-2155481
410 South Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6411 State of Incorporation: North Carolina

1-8349	Florida Progress Corporation	59-2147112
410 South Wilmington Street Raleigh, North Carolina 27601 Telephone: (919) 546-6111 State of Incorporation: Florida

The address of the registrants has not changed since the last report.

This combined Form 8-K is filed separately by two registrants: Progress Energy, Inc. and

Florida Progress Corporation. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

ITEM 5. OTHER EVENTS.

On June 24, 2003, in connection with its participation in the Internal Revenue Service’s Pre-Filing Agreement program, Progress Energy, Inc. issued a press release regarding its coal-based synthetic fuel operations. A copy of this release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The press release contains information relating to the coal-based synthetic fuel operations of Florida Progress Corporation. Accordingly, this report is also being filed on behalf of Florida Progress Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. FLORIDA PROGRESS CORPORATION Registrants

By:	/s/ Peter M. Scott III
Peter M. Scott III Executive Vice President and Chief Financial Officer

Date: June 24, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 24, 2003 regarding Progress Energy, Inc.’s coal-based synthetic fuel operations.

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